                                                                     Exhibit 4.9

                            Second Amendment to the
                            364 Day Credit Agreement

                               SECOND AMENDMENT TO
                            364 DAY CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO 364 DAY CREDIT AGREEMENT is made and dated as of February 9, 2000 (the "SECOND AMENDMENT") among MANOR CARE, INC., a Delaware corporation formerly known as HCR Manor Care, Inc. (the "Company"), MANOR CARE OF AMERICA, INC., a Delaware corporation formerly known as Manor Care, Inc. ("MANOR CARE"; Manor Care and the Company are collectively called the "BORROWERS" and are each individually called a "Borrower"), the financial institution's party to the Credit Agreement referred to below, and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "AGENT"), and amends that certain 364 Day Credit Agreement dated as of September 25, 1998, as amended by that certain First Amendment to 364 Day Credit Agreement dated as of September 24, 1999 (as amended or modified from time to time, the "CREDIT AGREEMENT").

                                    RECITALS
                                    --------

         WHEREAS, the Borrowers have requested that the Agent and the Banks amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

         2. Amendments.  The Credit Agreement is hereby amended as follows:

                  2.1. The definition of the term "Consolidated EBITDA" in
         Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Consolidated EBITDA" means the Company's and its Subsidiaries' earnings before Consolidated Interest Expense, taxes, depreciation, amortization, extraordinary items of gain and all Specified Losses and before the $274,120,000 of charges taken by the Company in the quarter ending December 31, 1999 in connection with the write-down of its investment in Genesis Health Ventures, Inc. and the $17,404,000 charge taken by the Company in the quarter ending December 31, 1999 in connection with its write-off of accrued and unpaid dividends from Genesis Health Ventures, Inc. and after deduction of $4,351,000 for each of the fiscal quarters ending on March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999.

         3. Representations and Warranties. The Borrowers represent and warrant to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Second Amendment:

                  3.1. Authorization. The execution, delivery and performance by the Borrowers of this Second Amendment have been duly authorized by all necessary corporate action, and this Second Amendment has been duly executed and delivered by the Borrowers.

                  3.2. Binding Obligation. This Second Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  3.3. No Legal Obstacle to Amendment. The execution, delivery and performance of this Second Amendment will not (a) contravene the Organization Documents of either Borrower; (b) constitute a breach or default under any material Contractual Obligation or violate or contravene any law or governmental regulation or court decree or order binding on or affecting either Borrower which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of either Borrower's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrowers of this Second Amendment, or the transactions contemplated hereby.

                  3.4. Incorporation of Certain Representations. After giving effect to the terms of this Second Amendment, the representations and warranties of the Company set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

                  3.5. Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         4. Conditions, Effectiveness. The effectiveness of this Second Amendment shall be subject to the compliance by the Borrowers with their agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent:

                  4.1. Amendment Fee. An amendment fee (the "Amendment Fee"), for the ratable benefit of the Banks that have consented to the Second Amendment not later than 5:00 p.m., Eastern Standard Time, on February 9, 2000, of 0.075% of the aggregate Commitments of such consenting Banks. The Amendment Fee shall be paid to the Agent in immediately available funds and shall be non-refundable. The Amendment Fee is in addition to any fees, costs, expenses or other amounts otherwise payable pursuant to this Second Amendment or the Amended Agreement.

                  4.2. Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of each of the Borrowers and dated the date of this Second Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Borrowers.

                  4.3. Guarantor Affirmation. An acknowledgment and reaffirmation letter in the form of Exhibit A hereto duly executed by each party to the Guaranty (a "Guarantor").

                  4.4. Other Evidence. Such other evidence with respect to the Borrowers or any other person as the Agent or any Bank may reasonably request to establish the consummation of the trans-actions contemplated hereby, the taking of all corporate action in connection with this Second Amendment and the Credit

         Agreement and the compliance with the conditions set forth herein.

         5. Miscellaneous.

                  5.1. Effectiveness of the Credit Agreement. Except as hereby expressly amended, the Credit Agreement shall each remain in full force and effect and is hereby ratified and confirmed in all respects on and as of the date hereof.

                  5.2. Waivers. This Second Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

                  5.3. Counterparts. This Second Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Borrowers, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent and the conditions set forth in
         Section 4 hereof have been satisfied. Upon satisfaction of the foregoing conditions, the effectiveness of this Second Amendment shall be retroactive to December 31, 1999. Delivery of an executed counterpart of a signature page to this Second Amendment should be effective as delivery of a manually executed counterpart of this Second Amendment.

                  5.4. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  5.5. Severability. The illegality or unenforceability of any provision of this Second Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Second Amendment or any instrument or agreement required hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         MANOR CARE, INC.



                                         By:___________________________
                                         Title:________________________


                                         MANOR CARE OF AMERICA, INC.


                                         By:___________________________
                                         Title:________________________


                                         BANK OF AMERICA, N.A.,as Agent


                                         By:___________________________
                                         Title:________________________


                                         BANK OF AMERICA, N.A.,as a Bank


                                         By:___________________________
                                         Title:________________________


                                         THE CHASE MANHATTAN BANK


                                         By:___________________________
                                         Title:________________________

                                         DEUTSCHE BANK AG, NEW YORK BRANCH
                                         AND/OR CAYMAN ISLANDS BRANCH


                                         By:___________________________
                                         Title:________________________


                                         By:___________________________
                                         Title:________________________


                                         FLEET NATIONAL BANK


                                         By:___________________________
                                         Title:________________________


                                         THE HUNTINGTON NATIONAL BANK


                                         By:___________________________
                                         Title:________________________


                                         ALLFIRST BANK


                                         By: __________________________
                                         Title:________________________


                                         BANK OF MONTREAL


                                         By:___________________________
                                         Title:________________________


                                         THE BANK OF NEW YORK


                                         By: __________________________
                                         Title:________________________

                                         NATIONAL CITY BANK


                                         By:___________________________
                                         Title:________________________



                                         WACHOVIA BANK, N.A.


                                         By: __________________________
                                         Title:________________________


                                         THE FIFTH THIRD BANK


                                         By: __________________________
                                         Title:________________________


                                         BANK ONE, N.A.


                                         By: __________________________
                                         Title:________________________


                                         SUNTRUST BANK


                                         By: __________________________
                                         Title:________________________

                                                                       EXHIBIT A
                                                             TO SECOND AMENDMENT
                                                             TO CREDIT AGREEMENT


                                February 9, 2000



The parties listed on the acknowledgment pages hereof:

         Re:      364 Day Credit Agreement dated as of
                  September 25, 1998

Ladies and Gentlemen:

         Please refer to (i) the 364 Day Credit Agreement dated as of September 25, 1998, as amended by that certain First Amendment to 364 Day Credit Agreement dated as of September 24, 1999 (as so amended, the "Credit Agreement") by and among Manor Care, Inc. and Manor Care of America, Inc., as the borrowers, the commercial lending institutions party thereto (the "Banks") and Bank of America, N.A., as administrative agent (in such capacity, the "Agent") and (ii) the Guaranty dated as of September 25, 1998 (the "Guaranty", which was executed by you on such date or to which you later became a party pursuant to a Guaranty Assumption Agreement. Pursuant to an amendment of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you (i) consent to the terms of the amendment, (ii) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (iii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

         Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                                            Very truly yours,

                                            BANK OF AMERICA, N.A., as Agent


                                            By:________________________________

                                            Title:_____________________________

                                    Acknowledged and Agreed to:

                                    MANOR CARE, INC.


                                    By: ________________________________
                                    Title: _____________________________


                                    MANOR CARE OF AMERICA, INC.


                                    By: ________________________________
                                    Title: _____________________________



                                    ANCILLARY SERVICES MANAGEMENT, INC.
                                    BIRCHWOOD MANOR, INC.
                                    BLUE RIDGE REHABILITATION SERVICES, INC.
                                    CANTEBURY VILLAGE, INC.
                                    DIVERSIFIED REHABILITATION SERVICES,INC.
                                    DONAHOE MANOR, INC.
                                    EAST MICHIGAN CARE CORPORATION
                                    EYE-Q NETWORK, INC.
                                    GEORGIAN BLOOMFIELD, INC.
                                    GREENVIEW MANOR, INC.
                                    HCR ACQUISITION CORPORATION
                                    HCR HOME HEALTH CARE AND HOSPICE, INC.
                                    HCR INFORMATION CORPORATION
                                    HCR PHYSICIAN MANAGEMENT SERVICES, INC.
                                    HCR REHABILITATION CORP.
                                    HCR THERAPY SERVICES, INC.
                                    HCRA OF TEXAS, INC.
                                    HCRC INC.
                                    HEALTH CARE AND RETIREMENT CORPORATION
                                            OF AMERICA
                                    HEARTLAND CAREPARTNERS, INC.
                                    HEARTLAND HOME CARE, INC.
                                    HEARTLAND HOME HEALTH CARE SERVICES,INC.
                                    HEARTLAND HOSPICE SERVICES, INC.
                                    HEARTLAND MANAGEMENT SERVICES, INC.
                                    HEARTLAND PAIN AND REHABILITATION
                                            CENTER, INC.
                                    HEARTLAND REHABILITATION SERVICES OF
                                            NORTH FLORIDA, INC.
                                    HEARTLAND REHABILITATION SERVICES, INC.
                                    HEARTLAND SERVICES CORP.
                                    HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT
                                            PHYSICAL THERAPY PROFESSIONAL
                                            ASSOCIATES, INC.

                                    HGCC OF ALLENTOWN, INC.
                                    IONIA MANOR, INC.
                                    KENSINGTON MANOR, INC.
                                    KNOLLVIEW MANOR, INC.
                                    LINCOLN HEALTH CARE, INC.
                                    MARINA VIEW MANOR, INC.
                                    MEDI-SPEECH SERVICE, INC.
                                    MID-SHORE PHYSICAL THERAPY
                                            ASSOCIATES, INC.
                                    MILESTONE HEALTH SYSTEMS, INC.
                                    MILESTONE HEALTHCARE, INC.
                                    MILESTONE REHABILITATIONS SERVICES, INC.
                                    MILESTONE THERAPY SERVICES, INC.
                                    MRC REHABILITATION, INC.
                                    NUVISTA REFRACTIVE SURGERY AND LASER
                                            CENTER, INC.
                                    PERRYSBURG PHYSICAL THERAPY, INC.
                                    PHYSICAL OCCUPATIONAL AND SPEECH
                                            THERAPY, INC.
                                    REHABILITATION ADMINISTRATIVE CORPORATION
                                    REHABILITATION ASSOCIATES, INC.
                                    REHABILITATION SERVICES OF ROANOKE, INC.
                                    REINBOLT AND BURKAM, INC.
                                    RICHARDS HEALTHCARE, INC.
                                    RIDGEVIEW MANOR, INC.
                                    RVA MANAGEMENT SERVICES, INC.
                                    SPRINGHILL MANOR, INC.
                                    SUN VALLEY MANOR, INC.
                                    THERAPY ASSOCIATES, INC.
                                    THREE RIVERS MANOR, INC.
                                    VISION MANAGEMENT SERVICES, INC.
                                    WASHTENAW HILLS MANOR, INC.
                                    WHITEHALL MANOR, INC.


                                    By:____________________________________
                                    Name: _________________________________
                                    Its:___________________________________

                                    Address: One Seagate
                                             Toledo, Ohio 43604-2616

                                    Fax No. 419-252-5571
                                    Telephone: 419-252-5500

                                    AMERICAN HOSPITAL BUILDING CORPORATION
                                    AMERICANA HEALTHCARE CENTER OF PALOS
                                            TOWNSHIP, INC.
                                    AMERICANA HEALTHCARE CORPORATION OF GEORGIA
                                    AMERICANA HEALTHCARE CORPORATION OF NAPLES
                                    ARCHIVE ACQUISITION, INC.
                                    ARCHIVE RETRIEVAL SYSTEMS, INC.
                                    BAILY NURSING HOME, INC.
                                    CHARLES MANOR, INC.
                                    CHESAPEAKE MANOR, INC.
                                    DEVON MANOR CORPORATION
                                    DISTCO, INC.
                                    EXECUTIVE ADVERTISING, INC.
                                    FOUR SEASONS NURSING CENTERS, INC.
                                    HEALTHCARE CONSTRUCTION CORP.
                                    INDUSTRIAL WASTES INC.
                                    JACKSONVILLE HEALTHCARE CORPORATION
                                    LEADER NURSING AND REHABILITATION CENTER OF
                                            BETHEL PARK, INC.
                                    LEADER NURSING AND REHABILITATION CENTER OF
                                            GLOUCESTER, INC.
                                    LEADER NURSING AND REHABILITATION CENTER OF
                                            SCOTT TOWNSHIP, INC.
                                    LEADER NURSING AND REHABILITATION CENTER OF
                                            VIRGINIA, INC.
                                    MCHS OF NEW YORK, INC.
                                    MNR FINANCE CORP.
                                    MRS, INC.
                                    MANORCARE HEALTH SERVICES, INC.
                                    MANORCARE HEALTH SERVICES OF BOYNTON
                                            BEACH,INC.
                                    MANORCARE HEALTH SERVICES OF GEORGIA, INC.
                                    MANOR CARE AVIATION, INC.
                                    MANOR CARE MANAGEMENT CORPORATION
                                    MANOR CARE OF AKRON, INC.
                                    MANOR CARE OF ARIZONA, INC.
                                    MANOR CARE OF ARLINGTON, INC.
                                    MANOR CARE OF BOCA RATON, INC.
                                    MANOR CARE OF BOYNTON BEACH, INC.
                                    MANOR CARE OF CANTON, INC.
                                    MANOR CARE OF CHARLESTON, INC.
                                    MANOR CARE OF CINCINNATI, INC.
                                    MANOR CARE OF COLUMBIA, INC.
                                    MANOR CARE OF DARIEN, INC.
                                    MANOR CARE OF DUNEDIN, INC.
                                    MANOR CARE OF FLORIDA, INC.

                                    MANORCARE HEALTH SERVICES OF NORTHHAMPTON
                                            COUNTY, INC.
                                    MANORCARE HEALTH SERVICES OF VIRGINIA, INC.
                                    MANOR CARE OF HINSDALE, INC.
                                    MANOR CARE OF KANSAS, INC.
                                    MANOR CARE OF KINGSTON COURT, INC.
                                    MANOR CARE OF LARGO, INC.
                                    MANOR CARE OF LEXINGTON, INC.
                                    MANOR CARE OF MEADOW PARK, INC.
                                    MANOR CARE OF MESQUITE, INC.
                                    MANOR CARE OF NORTH OLMSTEAD, INC.
                                    MANOR CARE OF PINEHURST, INC.
                                    MANOR CARE OF PLANTATION, INC.
                                    MANOR CARE OF ROLLING MEADOWS, INC.
                                    MANOR CARE OF ROSSVILLE, INC.
                                    MANOR CARE OF SARASOTA, INC.
                                    MANOR CARE OF WILLOUGHBY, INC.
                                    MANOR CARE OF WILMINGTON, INC.
                                    MANOR OF YORK (NORTH), INC.
                                    MANOR OF YORK (SOUTH), INC.
                                    MANOR CARE PROPERTIES, INC.
                                    MANOR LIVING CENTERS, INC.
                                    MEDICAL AID TRAINING SCHOOLS, INC.
                                    NEW MANORCARE HEALTH SERVICES, INC.
                                    THE NIGHTINGALE NURSING HOME, INC.
                                    PEAK REHABILITATION, INC.
                                    PNEUMATIC CONCRETE, INC.
                                    PORTFOLIO ONE, INC.
                                    ROLAND PARK NURSING CENTER, INC.
                                    SILVER SPRING - WHEATON NURSING HOME, INC.
                                    STEWALL CORPORATION
                                    STRATFORD MANOR, INC.
                                    STUTEX CORP.
                                    TOTALCARE CLINICAL LABORATORIES, INC.


                                    By:________________________________
                                    Name: _________________________________
                                    Title:_________________________________

                                    Address: One Seagate
                                             Toledo, Ohio 43604-2616

                                    Fax No.:         419-252-5571
                                    Telephone:       419-252-5500

                                    ANNANDALE ARDEN, LLC
                                    BAINBRIDGE ARDEN, LLC
                                    BINGHAM FARMS ARDEN, LLC
                                    CRESTVIEW ARDEN, LLC
                                    FIRST LOUISVILLE ARDEN, LLC
                                    HANOVER ARDEN, LLC
                                    JEFFERSON ARDEN, LLC
                                    KENWOOD ARDEN, LLC
                                    LEXINGTON ARDEN, LLC
                                    LINWOOD ARDEN, LLC
                                    LIVONIA ARDEN, LLC
                                    MEMPHIS ARDEN, LLC
                                    NAPA ARDEN, LLC
                                    NASHVILLE ARDEN, LLC
                                    NISHAYUNA ARDEN, LLC
                                    ROANOKE ARDEN, LLC
                                    SAN ANTONIO ARDEN, LLC
                                    SECOND LOUISVILLE ARDEN, LLC
                                    SETAUKET ARDEN, LLC
                                    SILVER SPRING ARDEN, LLC
                                    TAMPA ARDEN, LLC
                                    TUSTIN ARDEN, LLC
                                    WALL ARDEN, LLC
                                    WEST WINDSOR ARDEN, LLC
                                    WILLIAMSVILLE ARDEN, LLC

                                    By:  Manor Care of America, Inc., its sole
                                         member


                                         By:_______________________________
                                              Name: _______________________
                                              Title:_______________________

                                    Address: One Seagate
                                             Toledo, Ohio 43604-2616

                                    Fax No.          419-252-5571
                                    Telephone:       419-252-5500


                                    BATH ARDEN, LLC
                                    EMERSON SPRINGHOUSE, LLC
                                    FRESNO ARDEN, LLC
                                    LAKE ZURICH ARDEN, LLC
                                    METUCHEN ARDEN, LLC
                                    MIDDLETOWN ARDEN, LLC
                                    MONROE ARDEN, LLC
                                    MOORESTOWN ARDEN, LLC
                                    OVERLAND PARK ARDEN, LLC

                                    OVERLAND PARK SKILLED NURSING, LLC
                                    ROCKFORD ARDEN, LLC
                                    ROCKLEIGH ARDEN, LLC
                                    TOM'S RIVER ARDEN, LLC
                                    TUSCAWILLA ARDEN, LLC
                                    WAYNE ARDEN, LLC
                                    WAYNE SPRINGHOUSE, LLC
                                    WEST DEPTFORD ARDEN, LLC
                                    WEST ORANGE ARDEN, LLC
                                    WEST ORANGE SPRINGHOUSE, LLC

                                    By:  Manor Care Health Services, Inc.,
                                            its sole member


                                         By:_______________________________
                                              Name: _______________________
                                              Title:_______________________

                                    Address: One Seagate
                                             Toledo, Ohio 43604-2616

                                    Fax No.          419-252-5571
                                    Telephone:       419-252-5500


                                    BOOTH LIMITED PARTNERSHIP

                                    By:  Jacksonville Healthcare Corporation,
                                         its general partner


                                         By:________________________________
                                              Name: ________________________
                                              Title_________________________

                                    Address: One Seagate
                                             Toledo, Ohio 43604-2616

                                    Fax No.:         419-252-5571
                                    Telephone:       419-252-5500


                                    COLEWOOD LIMITED PARTNERSHIP

                                    By:  American Hospital Building Corporation,
                                         its general partner

                                         By:________________________________
                                              Name: ________________________
                                              Title:________________________

                                    Address: One Seagate
                                             Toledo, Ohio 43604-2616

                                    Fax No.:         419-252-5571
                                    Telephone:       419-252-5500


                                    HEARTLAND EMPLOYMENT SERVICES, INC.

                                    By:________________________________
                                    Name: _____________________________
                                    Title:_____________________________

                                    Address: One Seagate
                                             Toledo, Ohio 43604-2616

                                    Fax No.:         419-252-5571
                                    Telephone:       419-252-5500


                                    ANCILLARY SERVICES, LLC

                                    By:  Heartland Rehabilitation Corporation

                                    By:_____________________________________
                                         Name: _____________________________
                                         Title:_____________________________

                                    Address: One Seagate
                                             Toledo, Ohio 43604-2616

                                    Fax No.:         419-252-5571
                                    Telephone:       419-252-5500


                                    Alburquerque Arden, LLC
                                    Colonie Arden, LLC
                                    Geneva Arden, LLC
                                    Glen Ellyn Arden, LLC
                                    Kansas skilled Nursing, LLC
                                    Laureldaly Arden, LLC
                                    Susquehanna Arden, LLC

                                    Warminster Arden, LLC

                                    By:  Manor Care of America, Inc.

                                    By:_____________________________________
                                         Name: _____________________________
                                         Title:_____________________________

                                    Address: One Seagate
                                             Toledo, Ohio 43604-2616

                                    Fax No.:         419-252-5571
                                    Telephone:       419-252-5500